                                                                EXHIBIT 10.17


                             SORRENTO NETWORKS, INC.
                           INVESTORS' RIGHTS AGREEMENT

                             -----------------------


                                  March 3, 2000

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----

1.    Registration Rights...................................................................................1
      1.1   Definitions.....................................................................................1
      1.2   Request for Registration........................................................................2
      1.3   Company Registration............................................................................3
      1.4   Obligations of the Company......................................................................3
      1.5   Furnish Information.............................................................................5
      1.6   Expenses of Demand Registration.................................................................5
      1.7   Expenses of Company Registration................................................................5
      1.8   Underwriting Requirements.......................................................................5
      1.9   Delay of Registration...........................................................................6
      1.10  Indemnification.................................................................................6
      1.11  Reports Under the 1934 Act......................................................................8
      1.12  Form S-3 Registration...........................................................................8
      1.13  Assignment of Registration Rights...............................................................9
      1.14  Limitations on Subsequent Registration Rights..................................................10
      1.15  "Market Stand-Off"Agreement....................................................................10
      1.16  Termination of Registration Rights.............................................................11

2.    Covenants of the Company.............................................................................11
      2.1   Delivery of Financial Statements...............................................................11
      2.2   Inspection.....................................................................................11
      2.3   Termination of Information and Inspection Covenants............................................11
      2.4   Right of First Offer...........................................................................12
      2.5   Redemption.....................................................................................13
      2.6   Limitation on Debt.............................................................................14

3.    Miscellaneous........................................................................................14
      3.1   Successors and Assigns.........................................................................14
      3.2   Governing Law..................................................................................15
      3.3   Counterparts...................................................................................15
      3.4   Titles and Subtitles...........................................................................15
      3.5   Notices........................................................................................15
      3.6   Expenses.......................................................................................15
      3.7   Amendments and Waivers.........................................................................15
      3.8   Severability...................................................................................15
      3.9   Aggregation of Stock...........................................................................15
      3.10  Entire Agreement; Amendment; Waiver............................................................15

SCHEDULE A - Schedule of Investors


                                       (i)

                           INVESTORS' RIGHTS AGREEMENT

         This Investors' Rights Agreement (this "Agreement") is made as of the 3rd day of March, 2000, by and among Sorrento Networks, Inc., a California corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

                                    RECITALS

         WHEREAS, the Company and the Investors are parties to that certain Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement"); and

         WHEREAS, in order to induce the Company to enter into the Series A Agreement and to induce the Investors to invest funds in the Company pursuant to the Series A Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of the Company's Common Stock ("Common Stock") issuable to the Investors and certain other matters as set forth herein.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Registration Rights. The Company covenants and agrees as follows:

             1.1 Definitions. For purposes of this Section 1:

                 (a) The term "Act" means the Securities Act of 1933, as amended.

                 (b) The term "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                 (c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Company's Series A Preferred Stock ("Series A Preferred Stock"), and (2) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold in a transaction in which the rights under this Section 1 are not assigned;

                 (d) The number of shares of "Registrable Securities then outstanding" shall be the number of shares of Common Stock outstanding which have been issued pursuant to the exercise or conversion of securities which were, and the number of shares of Common Stock which are issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                 (e) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.


                                       -1-

                 (f) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                 (g) The term "SEC" shall mean the Securities and Exchange Commission.

         1.2 Request for Registration.

                 (a) If the Company shall receive at any time after the earlier of (i) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan) or (ii) March 1, 2001, a written request from the Holders of at least thirty-three and one-third percent (33 1/3%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act for an anticipated aggregate offering price, of not less than $20,000,000, then the Company shall promptly give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b) below, effect as soon as practicable, and in any event shall use its best efforts to effect within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5 hereof.

                 (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a) above. The underwriter will be selected by the Company and shall be reasonably acceptable to the holders of a majority of the Registrable Securities held by the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e) hereof) enter into an underwriting agreement in customary form with the underwriter or underwriters approved for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. If as a result of the limitation imposed by the underwriters pursuant to this Section 1.2(b), the Initiating Holders are only permitted to sell 50%


                                       -2-
or less of the Registrable Securities requested to be sold, then the Initiating Holders shall be entitled to an additional demand registration pursuant to
Section 1.2(c).

                 (c) Subject to Section 1.6 hereof, the Company is obligated to effect only two (2) registrations pursuant to this Section 1.2, so long as such registrations have been ordered effective by the SEC.

                 (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company's President stating that in the good faith judgment of the Company's Board of Directors (the "Board"), it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company shall not utilize this right more than once in any twelve (12)-month period.

         1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5 hereof, the Company shall, subject to the provisions of Section 1.8 hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

         1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least twenty percent (20%) of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days and notify each selling Holder of the happening of any event which makes any statement made in any registration statement or related prospectus, or which requires the making of any change to such statement or prospectus so that they would not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein to make the statements therein not misleading; and promptly thereafter, use its best efforts to prepare and file with the SEC and furnish an amendment or supplement to such prospectus so that as thereafter delivered to the purchaser of such Registrable Shares, such prospectus will not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein not misleading.


                                       -3-

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Furnish to the Holders such numbers of copies of a prospectus and any amendments thereto, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents and information as they or the underwriters may reasonably request in order to facilitate the disposition of Registrable Securities owned by them. The Company shall provide access to its officers, directors and key employees to provide the Holders and the underwriters with all information reasonably requested by them.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                 (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted.

                 (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                 (i) Use its best efforts to furnish at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form



                                       -4-
and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         1.5 Furnish Information.

                 (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

                 (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 hereof if, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2) hereof, whichever is applicable.

         1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 or Section 1.12 hereof, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, not to exceed $20,000, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 hereof if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders participating in such offering shall bear such expenses pro rata based upon the number of Registrable Securities that such Holders proposed to have registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 1.2 hereof; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 hereof.

         1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 hereof for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders, not to exceed $20,000, but excluding underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities.

         1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under

                                       -5-

Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of Registrable Securities entitled to be included therein owned by each Holder or in such other proportions as shall mutually be agreed to by such Holder), provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other shares of securities (except the securities proposed to be sold by the Company in such underwriting unless such reduction shall be necessary to accommodate the inclusion set forth in subsection 1.8(i) below) are first entirely excluded from the underwriting and in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering (including the Company securities), unless such offering is the initial public offering of the Company's securities in which case the Holders may be excluded provided that no other shareholder's securities are included if the underwriters make the determination described above.

         1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each director and officer of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected


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                                      II-49
without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                 (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) or any liability of a Holder under subsection 1.10(d) exceed the net proceeds from the offering received by such Holder.

                 (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                 (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable

                                       -7-
by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                 (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:


                                       -8-

                 (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                 (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $5,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the Company's President stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12)-month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                 (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders not to exceed $20,000 and counsel for the Company, but excluding any underwriters' discounts, commissions or stock transfer taxes associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3 hereof, respectively.

         1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee or affiliated group of transferees or assignees of such securities who, after such assignment or transfer, holds at least 1,500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The minimum shareholding requirements described above shall not

                                       -9-
apply to (a) the transfer of registration rights by a Holder that is a partnership or limited liability company to a partner or member of such partnership or limited liability company or a retired partner or member of such partnership or limited liability company who retires after the date hereof or
(b) to the Holder's spouse or issue, including adopted children, or to a trust or a family limited partnership for the exclusive benefit of the Holder or the Holder's spouse or issue. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or limited liability company who are partners or members or retired partners or members of such partnership or limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

         1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least 75% of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 1.2, 1.3 or 1.12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration on either Form S-1 or Form S-3.

         1.15 "Market Stand-Off" Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, in which shares are being offered by the Company, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                 (a) such agreement shall not exceed 180 days after the effective date for the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering or ninety (90) days after the effective date of any subsequent registration statement; and

                 (b) the Company and all executive officers and directors of the Company enter into similar agreements.

                 In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The Company agrees that it shall enter into a similar market stand-off agreement upon the request of an underwriter.

                                      -10-

         1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five
(5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public or (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder's shares during a ninety
(90)-day period without registration.

     2. Covenants of the Company.

         2.1 Delivery of Financial Statements. For so long as an Investor holds at least 300,000 shares of Series A Preferred Stock or Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), the Company shall deliver to such Investor:

                 (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholders' equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and if requested by the Holders holding a majority of the Registrable Securities, audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                 (b) as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, statement of cash flows for such fiscal quarter, summaries of bookings and backlog for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter and year to date, and management commentary;

                 (c) as soon as practicable, but in any event no later than the beginning of each fiscal year, detailed financial projections for the next fiscal year prepared on a quarterly basis.

         2.2 Inspection. For so long as an Investor holds at least 300,000 shares of Series A Preferred Stock or Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         2.3 Termination of Information and Inspection Covenants. The covenants set forth in Section 2.1, Section 2.2 and Section 2.6 hereof shall terminate as to Investors and be of no further force or effect upon the consummation of a Qualified IPO (as defined in Section 2.4(d)).


                                      -11-

         2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

         Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                 (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                 (b) Within 20 calendar days after giving of the Notice, the Investor may give notice of its intention to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by such Investor bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion of all convertible securities) including but not limited to those issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all the Investors. The Company shall promptly, in writing, inform each Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten-day period commencing after the Company's giving of such notice, each Fully-Exercising Investor shall be entitled to give notice of its intention to purchase that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Series A Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

                 (c) The Company may concurrently with the giving of the first Notice required above commence to sell the Shares which the Investors are not entitled to elect to purchase upon terms no more favorable to the offeree than those specified in the Notice. If all Shares which Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith; provided, however, none of the elections to purchase Shares made by Investors shall be of any force or effect if the Company determines not to sell any Shares.

                                      -12-

                 (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale after the date hereof of up to 20,000,000 shares of common stock (or options therefor) to employees, directors, officers, consultants, service providers, vendors or strategic partners for the primary purpose of soliciting or retaining their employment or services, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, the public offering price of which was not less than $50,000,000 in the aggregate (a "Qualified IPO"), (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities or (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

         2.5 Redemption.

                 (a) The Company hereby agrees to use its reasonable commercial efforts to cause a Qualified IPO to occur on or prior to March 1, 2001.

                 (b) (i) In the event that a Qualified IPO shall not have been completed on or prior to March 1, 2001, upon the receipt by the Company at any time beginning on March 1, 2001 of the written request of the holders of not less than fifty percent (50%) of the then outstanding Series A Preferred Stock, or (ii) at the Company's election upon providing written notice to the holders of the then outstanding Series A Preferred Stock (each a "Redemption Request"), the Company shall, to the extent it may lawfully do so, redeem beginning thirty
(30) days following the date on which a Redemption Request is first received, all outstanding shares of the Series A Preferred Stock (or, if less, the maximum amount it may lawfully redeem) by paying in cash therefor a sum per share equal to $5.45 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) plus an amount equal to declared but unpaid dividends (such total amount is hereinafter referred to as the "Redemption Price") for the shares to be redeemed.

                 (c) In the event of any redemption of only a part of the then outstanding Series A Preferred Stock, the Company shall effect such redemption pro rata according to the number of shares of Series A Preferred Stock held by each holder thereof.

                 (d) At least fifteen (15) but no more than sixty (60) days prior to the date fixed for any redemption of Series A Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of the Company for such holder or given by the holder to the Company for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Company is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and the date on which such holder's Conversion Rights (as defined in the Company's Restated Articles of Incorporation) as to such shares terminate and calling upon such holder to surrender to the Company, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in this Section 2.5(d), on or after the Redemption Date, each holder of Series

                                      -13-

A Preferred Stock to be redeemed agrees to surrender to the Company the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                 (e) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of such redeemed shares as holders of Series A Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such redeemed shares. If the funds of the Company legally available for redemption of shares of Series A Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided in the Company's Amended and Restated Articles of Incorporation. At any time thereafter when additional funds of the Company are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Company has become obligated to redeem on any Redemption Date but which it has not redeemed.

         2.6 Limitation on Debt. For so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, incur, agree to incur or have outstanding at any time Debt (as defined below) exceeding $25,000,000 in the aggregate. For purposes of this Section 2.6 "Debt" means: (A) all indebtedness, obligations or liabilities in respect of borrowed money, including all indebtedness, obligations or liabilities of any person which the Company may guarantee or for which the Company may otherwise be responsible or liable (other than any liability arising out of the endorsement of commercial paper for deposit or collection received in the ordinary course of business, (B) the aggregate amount of rentals or other consideration payable by the Company under all capitalized leases, and (C) obligations in connection with the deferred purchase price of property or services (excluding trade accounts payable incurred in the ordinary course of business, having an original maturity of 90 days or less (and which are not more than 30 days past due)).

     3. Miscellaneous.

         3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                                      -14-

         3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 3.7 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

         3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         3.10 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                      -15-

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            SORRENTO NETWORKS, INC.

                                            By:    Xin Cheng, Ph.D.
                                                  ______________________________
                                            Title: President
                                                  ______________________________

                           Address:         9990 Mesa Rim Road
                                            San Diego, California 92121


                                            INVESTORS:

                                            TELCOM-SNI INVESTORS, L.L.C.

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________


                           Address:         ____________________________________

                                            ____________________________________

                                            ____________________________________




                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                            SIX RIVERS GROUP LTD.

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________


                           Address:         ____________________________________

                                            ____________________________________

                                            ____________________________________


                                            SUMMIT CAPITAL MANAGEMENT

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________


                           Address:         ____________________________________

                                            ____________________________________

                                            ____________________________________


                                            FISHER CAPITAL PARTNERS

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________


                           Address:         52160 Citation Court
                                            La Quinta, California 92253

                                            ANDERSEN, WEINROTH & CO., L.P.

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________

                           Address:         1330 Avenue of the Americas
                                            New York, New York 10019



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                            ANDERSEN, WEINROTH CAPITAL
                                            CORPORATION

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________

                           Address:         1330 Avenue of the Americas
                                            New York, New York 10019

                                            SORRENTO HOLDINGS, L.L.C.

                                            By:    Rohit Phansalkar
                                                  ______________________________
                                            Title:
                                                  ______________________________

                           Address:         1330 Avenue of the Americas
                                            New York, New York 10019


                                            ____________________________________
                                            Renn Zaphiropoulos

                           Address:         ____________________________________

                                            ____________________________________

                                            ____________________________________


                                            ____________________________________
                                            Michael S. Kagnoff

                           Address:         5788 La Jolla Corona Drive
                                            La Jolla, California 92037


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                            VIRGO CAP, INC.

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________

                           Address: 8231 Bay Colony Drive, Unit 2101 Naples, Florida 34108







                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                            BELMARKEN HOLDING B.V.

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________

                           Address:         Fred. Roeskestraat 123
                                            1076 EE Amsterdam
                                            P.O. Box 74763
                                            1070 BT Amsterdam




                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                            GENERAL SIGNAL HOLDINGS COMPANY

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________

                           Address:         700 Terrace Point Drive
                                            Muskegon, MI  49440





                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                            ASM INVESTMENTS, L.L.C.

                                            By:
                                                  ______________________________
                                            Title:
                                                  ______________________________

                           Address:         8065 Leesburg Pike, Suite 400
                                            Vienna, VA 22182
                                            Attention: Rosanne Kennedy





                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                   SCHEDULE A

                              Schedule of Investors


Telcom-SNI Investors, L.L.C.
Belmarken Holding BV
Andersen, Weinroth & Co., L.P.
Andersen, Weinroth Capital Corporation
Sorrento Holdings, L.L.C.
Summit Capital Management
Virgo Cap, Inc.
Fisher Capital Partners
Six Rivers Group Ltd.
Renn Zaphiropoulos
Michael S. Kagnoff
General Signal Holdings Company
ASM Investments, L.L.C.


                                       A-1

                                      II-66